SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities
Exchange Act of 1934 (Amendment No.____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[     ]   Preliminary Proxy Statement
[     ]   Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[  X  ]   Definitive Proxy Statement
[     ]   Definitive Additional Materials
[     ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

          GREAT BASIN WATER COMPANY

          (Name of Registrant as Specified in its Charter)


          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[  X  ]   No filing fee required.
[     ]   Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

    4)    Proposed maximum aggregate value of transaction:

    5)    Total fee paid:

[     ]   Fee paid previously with preliminary materials.
[     ]   Check box if any part of the fee is offset as provided
          by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)    Amount Previously Paid:

    2)    Form, Schedule or Registration Statement No.:

    3)    Filing Party:

    4)    Date Filed:

                     PROXY STATEMENT AND
           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD DECEMBER 14, 2000


To the Stockholders: NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Great Basin Water Company (the "Company") will be held at 2:00 p.m., on Thursday, December 14, 2000 at the Holiday Inn Hotels & Suites Old Town, 2435 Jefferson Street, San Diego, California, 92110 for the following purposes:

1. To elect directors to serve until the 2001 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.
2. To amend the Company's Articles of Incorporation to increase the number of shares of Capital Stock authorized from 25,000,000 to 100,000,000.
3.  To change the name of the Company to 37Point9.
4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on Monday, November 27, 2000 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices at 2950 Flamingo Rd., Suite F, Las Vegas, Nevada, for at least 10 days prior to and during the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

Sincerely,

/s/ RAY WARREN
Ray Warren
Chairman of the Board

Las Vegas, Nevada
November 28, 2000

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                   Great Basin Water Company
                   2950 E. Flamingo, Suite F
                   Las Vegas, Nevada  89121

                       PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Great Basin Water Company (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, December 14, 2000, and any postponement or adjournment thereof. A copy of the Company's Form 10, as amended and previously filed with the SEC accompanies this Proxy as the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, which includes the Company's financial statements as of and for the fiscal year ended December 31, 1999. Additionally, the Company's quarterly reports as previously filed with the SEC in the year 2000 will accompany this Proxy. The Company's financial report for the year ended 1999 and quarterly reports for the year 2000 and the accompanying form of proxy are each being mailed to stockholders on or about November 28, 2000.

     The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Annual Meeting. A stockholder who has given a proxy may revoke it by giving written notice of revocation to the Secretary of the Company, or by giving a duly executed proxy bearing a later date. Attendance in person at the Annual Meeting does not of itself revoke a proxy; however, any stockholder who does attend the Annual Meeting may revoke a proxy previously submitted by voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with specifications on the enclosed proxy. When a proxy is properly signed and returned but no such specifications are made, such proxies will be voted FOR the election of the three nominees for director listed in this Proxy Statement, FOR increasing the number of Capital Shares authorized for issuance by the Company's Articles of Incorporation, and FOR changing the name of the Corporation to 37Point9.

     The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby and will reimburse banks, brokerage firms and nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares held of record by such banks, brokerage firms and nominees. In addition to the solicitation of proxies by mail, officers and regular employees of the Company may communicate with stockholders either in person or by telephone or telegraph for the purpose of soliciting such proxies; no additional compensation will be paid for such solicitation.

OUTSTANDING SHARES AND VOTING RIGHTS

     Only stockholders of record at the close of business on November 27, 2000 (the "record date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, the Company had outstanding 21,934,973 shares of Common Stock and 7,500 shares of

Preferred Stock. The Common Stockholders are entitled to one vote per share. The Preferred stockholders are not entitled to vote.

     A plurality of the votes cast is required for the election of the three nominees for director listed in this Proxy Statement. The affirmative vote of the holders of a majority of the aggregate voting power of the shares of Common Stock outstanding is required to amend the Articles of Incorporation to change the name of the Company and to increase the authorized number of shares of Capital Stock, as identified in this Proxy Statement. The affirmative vote of the holders of a majority of the aggregate voting power of the Common Stock present or represented at the meeting is required to transact such other business as may properly come before the Annual Meeting, or any adjournment thereof. Abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote on that matter and thus have the same effect as negative votes. Broker non-votes and other circumstances in which proxy authority has been withheld do not constitute abstentions. The Company's present independent CPA will not attend this Annual Meeting.

ELECTION OF DIRECTORS

Nominees

     The Board of Directors of the Company currently consists of five members. Pursuant to a Board of Directors' Resolution the By-laws of the Company were amended to provide for the Board of Directors to consist of three members immediately following the Annual Shareholder's Meeting established by the notice accompanying this proxy. Accordingly, the following three persons have been nominated by the Board of Directors to serve as directors until the 2001 Annual Meeting of Stockholders and thereafter until their respective successors are duly elected and qualified.

                           Ray Warren
                           Tom Warren
                        Andrew S. Austin

     If any nominee is unable or declines to serve as a director (a contingency which the Company does not foresee), the proxies in the accompanying form will be voted for any nominee who may be nominated by the present Board of Directors to fill such vacancy.

     Officers are elected at the first Board of Directors meeting following the Annual Meeting at which the directors are elected and serve until their successors are elected and qualified. Ray and Tom Warren are father and son. Mr. Austin is not related to either Ray or Tom Warren.

AMENDMENT OF THE ARTICLES OF INCORPORATION

Change in Number of Shares Authorized

     In furtherance of the Company's objectives the Board is recommending that the Articles of Incorporation be amended to change the name of the Corporation and to increase the number of Common Shares authorized. With the consummation of the purchase of the Internet web sites UpWeGo.com, OTCVision.com, Equityminded.com and Dictionaryhill.com the Company has entered into a new phase of operations. The stock issued to conclude those purchases has limited the Company's ability to engage in future financing.

     With 21,934,973 outstanding shares of Common Stock the Company needs to increase the number of Common Stock shares authorized from 24,000,000 shares of Common Stock to allow for future financing needs and to allow the Company the flexibility to award stock options to attract new personnel and award current personnel for superior performance. The Board of Directors is recommending that the Company's total authorized number of capital shares be increased from 25,000,000 to 100,000,000 shares. The authorized number of Common Shares would be increased from 24,000,000 to 99,000,000 and the authorized number of Preferred Stock would remain the same. The Board also recommends that the par value of the Preferred Stock be amended to be $100, as opposed to $0.001. This recommended change in the par value of preferred stock will have no effect on currently outstanding preferred stock pursuant to the terms and conditions of that outstanding stock. The shareholders of the Company do not have a preemptive right to acquire the Company's unissued shares. There are no provisions, other than the articles and by-laws of the Company and the Nevada Revised Statutes, that govern the voting of the Company's shares. The Company has not to date paid any dividends on its common stock. There are no provisions, other than as may be set forth in the Nevada Revised Statutes, that prohibit or limit the payment of dividends. There are no provisions in the Company's articles or by-laws that would delay, defer or prevent a change in control of the Company. The Board of Directors has declared advisable, authorized and approved, and recommends to the stockholders that they consider and approve amending the Articles of Incorporation to change
Article III as set forth below.

     As proposed herein by the Board of Directors "Article III, Shares of Stock" of the Articles of Incorporation of Great Basin
Water Company would be amended to read as follows:

          The amount of the total authorized capital stock of the corporation is One hundred Million (100,000,000) shares.

          All such stock shall be designated as Ninty-nine Million (99,000,000) Shares of Common Stock at a par value of $0.001 per share and One Million (1,000,000) Shares of Preferred Stock at a par value of $100 per share. The Common Stock and the Preferred Stock may be issued from time to time without action by the stockholders. The Common Stock and the Preferred Stock may be issued for such consideration as may be fixed by the Board of Directors from time to time.

          The Board of Directors may issue such shares of Common and Preferred Stock in one or more series, at such price and in such numbers of each series with such voting powers, designations, preferences and rights or qualifications or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

     The additional shares of Common Stock that would be available for issuance if the proposed amendment is approved could be issued for any proper corporate purpose by the Board at any time without further stockholder approval, subject to applicable law. The voting and equity ownership rights of the Company's stockholders may be diluted by such issuances. Stockholders will not have pre-emptive rights to subscribe for shares of Common Stock, unless the Company grants such rights at the time of issue. Other than as described above, the Company currently has no plans or proposals to issue any of the additional shares of Common Stock.

Change in Corporate Name

     With the Company's recent expansion into e-commerce the Company is now more than just a water utility. As the Company grows and creates "brand" recognition for its activities, there is a need for a name that can be trademarked. The trade-marking of a name requires a certain uniqueness about it, for example Exxon or Xerox. Consequently, the Company has developed a unique name that it intends to trademark. The name selected is "37Point9". The Board of Directors has declared advisable, authorized and approved, and recommends to the stockholders that they consider and approve amending the Articles of Incorporation to change the name of the Company to "37Point9".

     Accordingly, the Board recommends that "Article I, Name" of the Articles of Incorporation of Great Basin Water Company be amended as follows:

          The name of the corporation is:  37Point9

BOARD AND COMMITTEE MEETINGS

     The Company has no standing Audit and Compensation Committees as the Board of Directors currently handles these issues. In place of an Audit Committee the Board monitors the effectiveness of the audit conducted by the Company's independent auditor and the Company's internal financial and accounting controls. The Board meets with management and its independent auditor as may be required. The independent auditor has full and free access to the Board without the presence of management. During the past fiscal year, there was one regular meeting of the Board and one special meeting. During the current fiscal year there have been 18 special meetings of the Board. Each incumbent director attended more than 75% of the aggregate number of all board meetings in the past fiscal and current fiscal year.

LEGAL PROCEEDINGS

     The Company is not a party to any material pending legal proceedings and, to the best of its knowledge, no such action by or against the Company has been threatened. To the best of management's knowledge, none of the Company's officers, directors, or beneficial owners of 5% or more of the Company's outstanding securities is a party adverse to the Company nor do any of the foregoing individuals have a material interest adverse to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANGEMENT

     The following table sets forth certain information as of November 10, 2000, with respect to the beneficial ownership of the common stock by each officer and director of the Company, each person (or group of persons whose shares are required to be aggregated) known to the Company to be the beneficial owner of more than five percent (5%) of the common stock, and all such directors and executive officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

=============================================================================
                                       Common Stock             Percentage
Name of beneficial owner            beneficially owned           of class
=============================================================================

Andrew S. Austin (1)                   6,733,904                  30.70
2707 Garnet Street, Suite 200
San Diego, CA  92109

Darryl E. Schuttloffel (2)             2,260,020                  10.30
2808 Tumble Brook
Las Vegas, NV  89134

K. Crandal McDougall (2)               1,430,000                  06.52
1420 Black Ridge Drive
El Paso, TX  79912

Ray Warren (3)(4)                      1,147,625                  05.23
2138 Abarth Street
Las Vegas, NV  89122

Thomas R. Warren (1)(3)(4)             1,182,625                  05.39
3541 Summer Estates Circle
Salt Lake City, UT  84121

Ronald L. Drake (1)(3)                 181,250                    00.83
2959 E. Flamingo Rd.
Las Vegas, NV  89121

Jay Taylor (3)                         10,000                     00.05
3792 Yorba Linda Road
Las Vegas, NV  89122

Alex Peluffo (3)                       10,000                     00.05
3784 Yorba Linda Road
Las Vegas, NV  89122

Intermountain Management               1,505,250                  06.86
Associates (2)(4)
2950 E. Flamingo Rd.
Las Vegas, NV  89121

Officers and Directors                 9,265,404                  42.24
of the Company as a Group
=============================================================================

(1) Officer of the Company.
(2) Beneficial owner of 5% or more of the Company's Common
     Stock.
(3) Director
(4) Ray and Tom Warren are father and son. They own Intermountain Management Associates together. As equal partners in Intermountain Management Associates they each control half of the shares of Great Basin Water Company Stock held by Intermountain Management Associates. Consequently, each was assigned 752,625 shares as being their beneficial ownership of Great Basin Water Company stock in determining the total beneficial ownership of each individual.

     As of November 10, 2000 there were 21,934,973 shares of Common Stock issued and outstanding, and 7,500 shares of Preferred Stock issued and outstanding.

     On November 10, 2000 a change in control of the Registrant occurred. Through a transaction between Round III Enterprises, a California Corporation and the Registrant, shares of the Registrant's Common Stock were issued to Round III Enterprises which were then distributed to the individual shareholders of Round III Enterprises. The transaction, described in more detail in the Form 8-K filed by the Company on November 13, 2000, resulted in the purchase by the Registrant of the assets of Round III Enterprises in exchange for the Registrant's Common Stock. Through this transaction, Andrew S. Austin, an Officer of the Registrant, acquired a controlling interest in the Registrant. The source of the consideration through which Mr. Austin acquired control was his ownership in Round III Enterprises. The asset sale was consummated between Round III Enterprises and the Registrant on November 10, 2000. Mr. Austin as a result of this transaction now beneficially owns 30.70 percent of the Registrant. As control was obtained through the issuance of Common Stock and was not acquired from individuals or entities holding previously issued and outstanding Common Stock, the identity of the person or entity from which control was acquired would be the Registrant.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The following table sets forth the directors and executive officers of the Company, their ages, and all positions with the Company.

================================================================
Name                  Age    Position
================================================================

Ray E. Warren         74     Chairman of the Board

Thomas R. Warren      52     Director and Chief Financial Officer

Ronald L. Drake       55     Director and Secretary

Jay Johnson Taylor    80     Director

Alex Peluffo          39     Director

Andrew S. Austin      39     Vice President of Acquisitions

================================================================

     Ray E. Warren, Chairman of the Board, has worked a lifetime in business and finance. He has been self employed for over 50 years. He is currently a self-employed business consultant, operating under the name Investment Associates, giving strategic planning and operational direction to large and small companies in a variety of industries. Mr. Warren was an owner and executive officer of a regional stock brokerage firm, Warren & Brown Associates from 1980 to 1990, where his responsibilities included capital formation and securities underwriting for small and large companies as well as compliance with federal and state regulations.

     Thomas R. Warren, Chief Financial Officer and Director, brings to the enterprise a background in corporate finance, executive-level management, and the securities industry. Following his education in Business Management and Marketing at the University of Utah, Mr. Warren became licensed in Life, Accident and Health insurance, and remains licensed in Utah and Nevada. From 1980 to 1992, Mr. Warren was a principal in a stock brokerage firm and was responsible for all areas of the firm's operations. He has operated a stock transfer agency, Silver State Registrar and Transfer, for the last 15 years. Mr. Warren has been in the home mortgage business for the last six years as the branch manager for the Las Vegas office of Salt Lake Mortgage. He joined the Board of Directors in 1999.

     Ronald L. Drake, Secretary and Director, provides to the Company expertise in several key disciplines. As a U. S. Treasury Enrolled Agent since 1994, Mr. Drake owns and operates an accounting firm, Tax Planners, that specializes in income tax preparation, serving large and small businesses. His formal schooling includes securities, insurance and financial planning (Denver School of Certified Financial).

     Jay Johnson Taylor, Director, retired as Colonel for the
U.S. Air Force's Strategic Air Command Headquarters in 1967. Mr. Taylor served as Vice President of Marketing for the Woodmoor Corporation, a Colorado-based real estate developer from 1967 to 1973. Mr. Taylor helped to plan and market developments ranging from residential communities in the Colorado ski areas, to a resort development near Guaymas, Mexico, to a shopping center at Golden, Colorado. From 1976 to 1980 he was President of Vida del Mar resort in Manzanilla. From 1980 to 1997, Mr. Taylor served as Vice President of Finco International, an import and export company in Ogden, Utah, dealing mainly with Porcelain products.

     Alex Peluffo, Director, is currently employed in a management position with The Paris Hotel in Las Vegas, Nevada.
From 1991 to 1996, he was Food and Beverage Manager at the

Four Seasons and Stratosphere Hotels in Las Vegas, Nevada and prior to that was Food and Beverage Manager at the Ritz Carlton, in San Francisco, California, from 1991 to 1996. He is also a director in the Town Square LLC since 1998, the Shadow Ridge LLC since 1998 and is also managing a commercial development north of Las Vegas, Nevada, called "The Arizona Town Square." Mr. Peluffo is also a consultant to other corporations in the gaming and hotel industry.

     Andrew S. Austin joined the Company in September of 2000 as its Vice President of Acquisitions. Since 1996 Mr. Austin has been the operator and owner of Round II, Inc., a private corporation. In his capacity as President of Round II, Inc. Mr. Austin has assisted small companies with specialized financial consulting for the purpose of developing and implementing business plans, establishing investor relations and laying the ground work for financing alternatives. Mr. Austin has also assisted his clients with product development, marketing planning and analysis of manufacturing alternatives.

     The Chairman of the Board of Directors, Mr. Ray E. Warren, and the Chief Financial Officer of the Corporation, Mr. Thomas R. Warren, are father and son. None of the directors, officers, control persons or promoters have had, in the last five years:

     i. Any voluntary or involuntary bankruptcy with any other company, general partnership or executive officership within the past two years.
     ii. Any conviction in a criminal proceeding or being subjected to a pending criminal proceedings.
     iii. been the subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited in their involvement in any type of business, securities or banking activities.
     iv. Been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of the forms submitted to the Company during and with respect to the 1999 fiscal year and the current
2000 fiscal year and the written representations of reporting persons, the Company believes that all reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 for transactions occurring during fiscal 1999 and the current
2000 fiscal year were timely filed except as identified hereafter. The Board of Directors upon becoming a reporting
Company on or about May 16, 2000, did not timely file a Form 3 and thereafter did not timely file a Form 4 where required. All such forms have since been filed and each Board member understands his or her individual responsibility to file such reports on a timely basis in the future.

EXECUTIVE AND DIRECTOR COMPENSATION

     The following table sets forth certain information concerning compensation earned by the Company's Directors, Chief
Executive Officer and certain executive officers of the Company as of December 31, 1999 for services rendered in all capacities to the Company during the last three fiscal years:


=============================================================================
Name and Principal           Fiscal                          Long-Term
Position                     Year      Salary      Bonus     Compensation
=============================================================================

Darryl E. Shchuttloffel,     1999      $3,000       $-0-      none
Director and President       1998      $3,000       $-0-      none
                             1997      $  500       $-0-      none
=============================================================================

     At this time the Company does not have a long-term incentive plan. There were no grants or exercises of options or SARs in the past fiscal year to any officer or director. All compensation awarded to officers and directors was through salary or bonuses and is reflected above. Directors of the Company do not receive compensation for the performance of their duties as directors.

There are presently no Audit or Compensation committees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Darryl E. Schuttloffel, the President and a director of the Company, was issued 1,500,000 shares by the Company for $1,000 cash and services valued at $500 at the organization of the Company. These shares were valued at the par value of $.001 per share.

     Ray E. Warren, Chairman of the Board of Directors, was issued 1,500,000 shares by the Company for $1,000 cash and services valued at $500 at the organization of the Company. These shares were valued at the par value of $.001 per share.

     Thomas R. Warren, an officer and director of the Company, was issued 50,000 shares of common stock for services rendered as the Company's Transfer Agent.

     All other shares owned by the Company's officers and directors were purchased by the respective individuals in the Company's offering, on the open market or in an exchange during the acquisition of Shadow Ridge, upon the same terms as any other investor.

     The Company utilizes the services of Silver State Transfer
Agency as its transfer agent and Registrar. Silver State is operated by Thomas R. Warren, an officer and director of the Company.

     On November 1, 1998 the Company entered into an agreement whereby the Company purchased all of the outstanding shares of the capital stock of The Shadow Ridge Water Company(hereinafter "Shadow Ridge"). Shadow Ridge was owned by Darryl Schuttloffel, who was at the time of the acquisition a director and shareholder of the Company. Mr. Schuttloffel's interest was fully disclosed to the Board of Directors. The capital stock of Shadow Ridge was purchased for 1,000,000 shares of the Company's Common Stock. The assets of Shadow Ridge were reflected on the Company's books at their original cost to Shadow Ridge in the amount of $249,046.

     On October 12, 2000 the Company entered into an agreement with Town Square LLC. The agreement was for the purchase of water share rights and related equipment for water and wells located in Arizona within the Company's subsidiary's water service area. The agreement provided 7,500 shares of Preferred Stock at a value of $100 per share for the water share rights and related equipment. Ray E. Warren, Alex Peluffo and Darryl E. Schuttloffel are directors in this Company, and have ownership interests in Town Square LLC. This was disclosed at the Board of Directors meeting in which the Company accepted Town Square LLC's agreement.

     On November 10, 2000 the Company entered into an agreement whereby the Company purchased four Internet web sites and other associated assets from Round III Enterprises. At the time of the acquisition, the Company's Vice President of Acquisitions, Mr. Andrew Austin, also owned a controlling interest in Round III Enterprises and became a controlling shareholder in the Company as a result of the Acquisition. 10,000,000 shares of the Company's Common Stock were issued to Round III Enterprises for the purchase of the assets. The assets were valued at $100,000. This value represents a portion of the value that Round III Enterprises had invested in the development of these assets. It was determined that a conservative value be placed on these assets due to their intangible nature and the fact that their value would necessarily be developed through the Company's management of the assets. Mr. Austin's interest in these assets was fully known and acknowledged by the Board of Directors in voting to acquire these assets under the terms and conditions of the purchase contract.

     Other than as described above, there have been no material transactions in the past two years or proposed transactions to which the Company has been or proposed to be a party in which any officer, director, nominee for officer or director, or security holder of more than 5% of the Company's outstanding securities is involved.

     The Company has no promoters other than its executive officers and directors. There have been no transactions, other than as described above, which have benefited or will benefit its executive officers and directors either directly or indirectly.

INDEPENDENT PUBLIC ACCOUNTS

     The Company's Independent Public Accountant is Russell G.
Nay. Mr. Nay will not be present at the Annual Meeting as noticed in this Proxy.

OTHER BUSINESS

     The Board of Directors does not know of any business to be presented at the Annual Meeting other than the matters set forth above, but if other matters properly come before the meeting it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

SUBMISSION OF PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received at the Corporate Secretary's Office, 2950 E. Flamingo, Suite F, Las Vegas, NV 89121, no later than November 6, 2000 to be considered for inclusion in the Proxy Statement and form of proxy for that meeting. Notices of shareholders' proposals submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, will be considered timely, if filed on or before November 15, 2000. A proxy solicited by the Board of Directors of the Company for the 2001 Annual Meeting may confer discretionary voting authority with respect to any matter which arises at such meeting as to which the Company does not receive notice on or before February 28, 2001. The Company anticipates that its 2001 Annual Meeting of Stockholders will be held in May of 2001. Accordingly, any stockholder proposals to be presented at the Company's 2001 Annual Meeting of Stockholders must be received at the Corporate Secretary's Office by February 28, 2001.

By Order of the Board of Directors


/s/ RAY WARREN
Ray Warren
Chairman of the Board

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                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                                             PROXY
                             FOR THE ANNUAL MEETING OF SHAREHOLDERS OF GREAT BASIN WATER COMPANY
                                                 TO BE HELD DECEMBER 14, 2000

     The undersigned hereby appoints Ray Warren as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of voting stock of Great Basin Water Company held of record by the undersigned on
November 27, 2000, at the Annual Meeting of Shareholders to be held December 14, 2000, or any adjournment or postponement thereof.

1.  ELECTION OF DIRECTORS.   FOR all nominees listed below  [  ]             WITHHOLD AUTHORITY to vote [  ]
                             (Except as marked to the contrary below)        for all nominees listed below

                             Ray Warren          [   ]
                             Thomas Warren       [   ]
                             Andrew S. Austin    [   ]
INSTRUCTIONS:  To withhold authority to vote for any nominee, mark the space after the nominee's name as listed above.

2.  Amendment of Certificate of Incorporation to Increase Shares Authorized:

    RESOLVED, that Article III of the Articles of Incorporation be, and it hereby is, amended and restated as follows:

    The amount of the total authorized capital stock of the corporation is One hundred Million (100,000,000) shares.

    All such stock shall be designated as Ninty-nine Million (99,000,000) Shares of Common Stock at a par value of $0.001 per share and One Million Shares of Preferred Stock at a par value of $100 per share. The Common Stock and the Preferred Stock may be issued from time to time without action by the stockholders. The Common Stock and the Preferred Stock may be issued for such consideration as may be fixed by the Board of Directors from time to time.

    The Board of Directors may issue such shares of Common and Preferred Stock in one or more series, at such price and in such numbers of each series with such voting powers, designations, preferences and rights or qualifications or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

            FOR the above amendment     [   ]     AGAINST the above amendment    [   ]     ABSTAIN     [   ]

3.  Amendment of Certificate of Incorporation to Change the Company's Name:

    RESOLVED, that Article I of the Articles of Incorporation of the Company be, and it hereby is, amended and restated as follows:

    The name of the corporation is:  37Point9

            FOR the above amendment     [   ]     AGAINST the above amendment    [   ]     ABSTAIN     [   ]

4.  In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder.  WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN ITEM
(1) ABOVE AND FOR APPROVAL OF THE MATTER SET FORTH IN ITEMS 2 AND 3.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below.  When shares are held joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.


                                         Dated: __________________________________________
                                         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE
                                         ENCLOSED ENVELOPE.


                                         Signature ________________________________________


                                         Signature, if held jointly _____________________________

                                         PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING
                                         OF SHAREHOLDERS. [   ]


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